Note 5 & 6 - Goodwill & Intangible Asset Disclosure: Schedule of Intangible Assets and Goodwill (Tables)	6 Months Ended
Feb. 28, 2018
Tables/Schedules
Schedule of Intangible Assets and Goodwill

The Company has acquired intangible property in patents, patents pending and goodwill.  The patents are being amortized over their expected lives of not more than seventeen years.  The restrictive covenants were fully amortized as of August 31, 2013.  Those patent costs allocated to pending patents do not begin amortizing until the underlying patent is issued.  If for some reason a patent is not issued the costs associated with the acquisition and the continuation of the application are fully amortized in the year of the denial.

	February 28, 2018	August 31, 2017
Patents	$ 109,092	$ 109,092
Purchased Patents	1,467,500	1,467,500
Goodwill	5,000	5,000
Less Amortization	(514,049)	(468,961)
	$ 1,062,543	$ 1,112,631